EXHIBIT 99.1

 Investor Presentation  Wells Fargo Healthcare Conference Boston, MAJune 19, 2013

 Forward Looking Statements  This presentation includes “forward-looking statements” involving risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Such forward-looking statements are based on current plans, estimates and expectations, and are made pursuant to the Private Securities Litigation Reform Act of 1995. The company’s future results may be materially different from the information expressed in, or implied by, forward-looking statements shared today. To learn some of the important factors that could cause this to happen, please see Triple-S Management’s Form 10-K, particularly the Section entitled “Risk Factors.” The company undertakes no obligation to update or revise any forward-looking statements.

 Leading MCO in Puerto Rico: Approximately 1.7 million members with dominant brand and broadest networkExclusive Blue Cross Blue Shield licensee for Puerto Rico and the U.S. Virgin IslandsStrong physician network with outstanding customer satisfactionMargin expansion – opportunity to improve MLR and take advantage of operating leverage Diversified and complementary business base  Triple-S Key Investment Highlights

Puerto Rico's Operating Landscape



Distinguishing factors…

- 93% of population has health insurance
- Medicaid: coverage up to 200% of poverty level
  - Regions once awarded are exclusive
- Medicare:
  - Approximately 70% participation in Medicare Advantage; high incidence of dual-eligibles
  - Most plans have 3 STAR rating – no 4 STAR rated plans
  - CMS recognized differences that exist in Puerto Rico vs. the mainland regarding Part B enrollment and cost and use patterns
- Community involvement: relationships with our key constituents and customers

TRIPLE-S MANAGEMENT

 Diversified and Complementary Businesses  2013 1st Qtr Premium and Fee Revenue  2013 1st Qtr Operating Income  Total: $590 million  Total: $26 million

 Balanced Book of Managed Care Business  2013 1st Qtr Managed Care Membership  2013 1st Qtr Managed Care Premium and Fee Revenue  Total: 1.7 million members  Total: $522 million  (1) Administrative service fees from non-risk Medicaid and Commercial administrative service offering.  (1)

Our Strategy



- **Expand operating margins and realize operating efficiencies**
  - Focus on reducing drug spend and enhancing physician alignment
- **Strengthen integrated care model**
  - Continue refining plan designs to reduce costs and improve clinical outcomes
  - Expand partnerships with physicians
  - Further the transition to pay-for-performance
- **Grow Medicare Advantage business**
  - Leverage Blue Cross Blue Shield / Triple-S brands and American Health platform to improve market share
- **Extend Medicaid contract**
  - Seek extension of Medicaid contract which expires June 30, 2013
- **Pursue cross-selling and related opportunities**
  - Strengthen existing customer relationships by offering multiple solutions
- **Disciplined acquisition strategy**
  - Build scale, broaden product mix and expand footprint into adjacent markets

TRIPLE-S MANAGEMENT

Multiple Growth Drivers Across Managed Care



#1

Commercial

- Market leader with strong brand recognition
- Initiatives focused on expanding enrollment and enhancing clinical outcomes
- Targeting reduced hospital admissions and improved quality of care
- Blue chip customer base with 97%+ annual retention rate

#3

Medicare

- Targeted efforts to increase STAR ratings and address dual-eligibles opportunity
- Implementation of programs to improve clinical outcomes through advanced data analytics
- Completing integration into single Medicare organization while streamlining operations

#1

Medicaid

- Leading Medicaid provider in Puerto Rico
- Exclusive provider in five out of eight regions
- Non-risk contracts – providers paid directly by the Puerto Rico government

Note: Rankings by 2012 market share.

TRIPLE-S MANAGEMENT

Completed Secondary Offering  Converted approximately 6.7 million Class A shares into Class B sharesApproximately 6.2 million Class B shares sold in offering at $18.25 per share1.0 million of these Class B shares purchased by Triple-S ManagementPost conversion, Class A shares and Class B shares represent approximately 12% and 88% ownership of total shares outstanding, respectively

 Recent Developments

 Recent Developments  As a result of the Puerto Rico Government’s fiscal challenges, mentioned in our most recent 10-Q, our legislature intends to amend the tax code to generate additional revenueExpected changes include a new tax on gross revenue, an expansion of the current sales tax and higher corporate income tax ratesThe magnitude of the changes is not yet clearNegotiations are underway for the extension, through June 30, 2014, of our current Medicaid contractCertain changes in terms and conditions, including a reduction in administrative fees, are expected

 Q & A

 Investor Presentation  Wells Fargo Healthcare Conference Boston, MAJune 19, 2013